                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       PROLONG INTERNATIONAL CORPORATION
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



               Nevada                                  74-2234246
        -----------------------                    -------------------
        (State of Incorporation                      (IRS Employer
           or Organization)                        Identification No.)


              6 Thomas
           Irvine, California                             92618
          ---------------------------------          ---------------
      (Address of Principal Executive Offices)          (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this Form relates:
                  (if applicable)
-----------------

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered
       -------------------------           ------------------------------------

     Common Stock, $0.001 par value             American Stock Exchange, Inc.


Securities to be registered pursuant to Section 12(g) of the Act:  None.

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                INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.    Description of Registrant's Securities to be Registered.
           -------------------------------------------------------

               See "Description of Registrant's Securities To Be Registered" incorporated by reference from the Registration Statement on Form 10 of Registrant, File No. 000-22803, filed with the Securities and Exchange Commission on July 3, 1997.

Item 2.    Exhibits
           --------

               The exhibits required pursuant to Instructions As To Exhibits
(II) are being filed with each copy of the Registration Statement filed with the American Stock Exchange, Inc.

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                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                     PROLONG INTERNATIONAL CORPORATION



                                     By:    /s/ Elton Alderman
                                         -----------------------------
                                         ELTON ALDERMAN
                                         President and Chief Executive Officer


Dated:  May 8, 1998


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